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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

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     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: April 29, 1997


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                        HAWTHORNE FINANCIAL CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                         Commission File Number  0-1100


                 DELAWARE                                     95-2085671
      (State or Other Jurisdiction of                      (I.R.S. Employer
      Incorporation or Organization)                    Identification Number)


   2381 ROSECRANS AVENUE, EL SEGUNDO, CA                         90245
 (Address of Principal Executive Offices)                      (Zip Code)


   REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE          (310) 725-5000





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                            Exhibit index at Page 2


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                 HAWTHORNE FINANCIAL CORPORATION AND SUBSIDIARY

                      FORM 8-K INFORMATION TO BE INCLUDED

                        DATE OF REPORT:  APRIL 29, 1997


ITEM 5.          Other Events

                 On April 28, 1997, Hawthorne Financial Corporation issued the press release which is included as Exhibit 99(a) hereto.

ITEM 7.          Financial Statements, Pro Forma Financial Information and
                 Exhibits

                 (a)      Not applicable.

                 (b)      Not applicable.

                 (c)      The following exhibit is included with this Report.

                          Exhibit 99(a)  Press Release, dated April 28, 1997





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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                        HAWTHORNE FINANCIAL CORPORATION



Dated   April 29, 1997                  /s/   SCOTT A. BRALY
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                                        Scott A. Braly
                                        President and
                                        Chief Executive Officer





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